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                                                                    Exhibit 10.3


                                 FORM OF WARRANT


                                                                     WARRANT NO.


                               INAMED CORPORATION

                            EXECUTIVE OFFICER WARRANT



THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THAT ANY SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

         This Warrant ("this Warrant") is made and entered into at New York, New York, on the date hereinafter set forth by and between INAMED CORPORATION, a Delaware corporation (hereinafter called the "Company"), and
         (hereinafter called the "Holder").

WHEREAS:

A. The Company wishes to grant the Holder the Warrant which gives the Holder the right, but not the obligation, to purchase stock in the Company as recognition of the Holder's valuable services as of the Company, and the Holder will, in consideration of the receipt of said Warrant, agree to the terms, conditions and provisions set forth herein.

NOW, THEREFORE, in consideration of the premises, it is agreed as follows:

         1. WARRANT. Subject to the conditions set forth herein, the Company hereby grants to the Holder the right, privilege and option to purchase
                   ( ) shares (the "Warrant Shares") of the Company's Common Stock, par value $.01 per share (the "Common Stock"), at a price per share (the "Strike Price") of


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Dollars ($_____) in the manner hereinafter provided, effective as of      , (the
"Grant Date") to be vested as follows:

                  (a) Fifty percent (50%) on the first anniversary of the commencement of the Term of Employment (as defined in the Employment Agreement between the Company and the Holder); and

                  (b) Fifty percent (50%) on the second anniversary of the commencement of the Term of Employment;

unless this Warrant has been terminated pursuant to Section 3 hereof and provided, however, that this Warrant, unless it has expired or been earlier terminated, shall vest as to all Warrant Shares (notwithstanding the price of the Common Stock) upon a "change of control" of the Company. For purposes of this Warrant, a "change of control" of the Company shall be deemed to have occurred if, at any time following the date of this Warrant:

                           (i) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company)), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more (or, in the case of Appaloosa Management, L.P. and its "affiliates" and "associates," as such terms are defined in Rule 12b-2 under the Exchange Act, 36% or more) of the combined voting power of the Company's then outstanding securities;

                           (ii) During any period of two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board of Directors of the Company (the "Board"), and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i),
                  (iii) or (iv) of this Section) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

                           (iii) The stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent


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                  (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 20% of the combined voting power of the Company's then outstanding securities; or

                           (iv) The stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

In the event of any split, combination, reclassification, recapitalization, merger, consolidation or any other extraordinary corporate transaction occurring after the date of this Warrant which the Compensation Committee of the Board (or any successor committee, the "Compensation Committee") determines will result in a change in the Common Stock for which an adjustment pursuant to this paragraph is appropriate in order to preserve the benefits to the Holder of this Warrant, the Strike Price, the type of securities or other property subject to this Warrant and/or the number of Warrant Shares (or other securities or property) shall be adjusted in a manner which the Compensation Committee determines to be appropriate under the circumstances. In making any determination pursuant to this paragraph, the Compensation Committee shall be entitled to rely, and the members of the Compensation Committee shall incur no liability and shall be fully protected in respect of any action taken in reliance, on advice of counsel.

         2. METHOD OF EXERCISE. Warrant Shares purchased under this Warrant shall, at the time of purchase, be paid for in full, either in cash and/or in shares of Common Stock held by the Holder for at least six months and having a fair market value (based on the average closing bid price of the Common Stock for the five trading day period immediately prior to the date of exercise) which, when added to the portion of the total Strike Price to be paid in cash, equals the total Strike Price for the portion of this Warrant being exercised. To the extent that the right to purchase Warrant Shares has accrued hereunder, this Warrant may be exercised, from time to time, by written notice to the Company stating the number of Warrant Shares with respect to which this Warrant is being exercised and the time of delivery thereof, which shall be at least fifteen (15) days after the giving of such notice, unless an earlier date shall have been mutually agreed upon. If requested by the Company, the Holder shall provide the Company with an opinion of counsel satisfactory to the Company that the exercise of this Warrant and the issuance of the Warrant Shares do not require registration under, and that any such exercise and issuance will not be in violation of, the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws or any rule or regulations promulgated thereunder.


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         At the time specified in such notice, the Company shall, without transfer or issue tax to the Holder, deliver to him by certified mail, a certificate or certificates for such Warrant Shares, against the payment by the Holder of the Strike Price, in full, for the number of Warrant Shares to be delivered, by certified or bank cashier's check, or the equivalent thereof acceptable to the Company, or through the use of Common Stock in accordance with the preceding paragraph; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it, with reasonable diligence, to comply with any requirements of any state or federal agency or any securities exchange. If the Holder fails to accept delivery of and pay for all or any part of the number of Warrant Shares specified in the notice given by the Holder, upon tender and delivery of said shares, the Holder's right to exercise this Warrant with respect to such undelivered shares shall be terminated.

         3. TERMINATION OF WARRANT. Except as herein otherwise stated, this Warrant, to the extent not theretofore exercised, shall expire at 5:00 p.m.
New York City time on           ,               .

         4. REPRESENTATIONS AND WARRANTIES OF THE HOLDER. The Holder hereby warrants and represents to the Company, as of the date hereof and as of the date or dates on which any Warrant Shares are purchased hereunder, as follows:

                  (a) Holder is an Accredited Investor as defined in Regulation D promulgated by the Securities and Exchange Commission under the Act.

                  (b) Holder is, by reason of Holder's business or financial experience, capable of evaluating the merits and risks of this investment and of protecting the Holder's own interests in connection with this Warrant.

                  (c) In deciding whether to acquire the Warrant Shares, the Holder has relied, and will rely, exclusively upon consultations with his legal, financial and tax advisors with respect to the nature of this Warrant.

                  (d) Holder understands that neither the Securities and Exchange Commission, nor any other federal or state governmental agency having jurisdiction over the sale and issuance of the Warrant Shares, will make any finding or determination relating to the appropriateness for investment of the Warrant Shares and that none of them has or will recommend or endorse the Warrant Shares.

                  (e) The Warrant Shares will be purchased for Holder's own account for investment and will not be purchased with a view to the sale or distribution thereof, and the Holder has no intention of distributing or reselling any portion of this Warrant or the Warrant Shares which Holder is receiving or may purchase. Holder acknowledges that this Warrant and the Warrant Shares have not been registered under the Act, and must be held indefinitely unless subsequently registered under the Act or an exemption for such registration is available. The Holder also acknowledges that Holder is fully aware of the restrictions on


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         disposing of the Warrant Shares resulting from the provisions of the
         Act and the General Rules and Regulations of the Securities and Exchange Commission thereunder. Holder further understands that the Warrant Shares have not been, and will not be, qualified under applicable state securities laws.

                  (f) Holder, if requested by the Company's underwriters from time to time, will execute "lock-up" agreements as requested, relating to this Warrant and the Warrant Shares.

                  (g) Holder recognizes that "stop transfer" instructions will be issued against any stock certificates under this Warrant and that a restrictive legend that addresses acquisition for investment, subject to Rule 144 promulgated under the Act, will be placed on the stock certificates issued for the securities.

         5. RESTRICTIONS ON ISSUANCE OF SHARES. The Company shall not be obligated to sell and issue any shares pursuant to this Warrant unless the shares with respect to which this Warrant is exercised are, at the time, effectively registered, or exempt from registration, under the Act. The Company may require an opinion of counsel acceptable to the Company to the effect of any exemption.

         6. TRANSFERABILITY OF WARRANT; RIGHTS PRIOR TO EXERCISE. During the Holder's lifetime, this Warrant hereunder shall be exercisable only by the Holder, or any guardian or legal representative of the Holder in accordance with the Employment Agreement between the Holder and the Company, except as otherwise provided in this Warrant. This Warrant is freely transferable at the option of the Holder to the Holder's spouse, lineal descendants (including those adopted) or any lineal descendant of the Holder's siblings (collectively, the "Permitted Transferees") or any trust created solely for the benefit of a Permitted Transferee, provided that any Permitted Transferee must give the Company written notice of such transfer within ten (10) days of the transfer and must agree in a writing satisfactory to the Company to be bound by the terms of this Warrant.

                  Holder shall have no rights as a shareholder of shares subject to this Warrant until payment of the Strike Price pursuant to Section 2 and the delivery of such shares are herein provided.

         7. REGISTRATION RIGHTS. The Holder shall have the same registration rights under Form S-8 or otherwise as may be generally made available from time to time to officers and employees of the Company.

         8. SERVICE NOT AFFECTED. The granting of this Warrant or its exercise shall not be construed as granting to the Holder any right with respect to the continuance of the Term of Employment. Except as may otherwise be limited by a written agreement between the Company and the Holder, the right of the Company to terminate as defined in the Employment Agreement is specifically reserved by the Company, as the Company or on behalf of the Company (whichever the case may be), and acknowledged by the Holder.


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         9.       BINDING EFFECT. This Warrant shall be binding upon the heirs, executors, administrators and successors of the parties hereto.


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         IN WITNESS WHEREOF, the parties have caused this Amended and Restated
Warrant to be executed on this    day of             ,     .

"COMPANY"                                   "HOLDER"

INAMED CORPORATION



By:______________________________           ______________________________
                                            Signature


                                            ______________________________
                                            Social Security Number



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      NUMBER OF WARRANTS:                       (       ) EXACTLY
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           STRIKE PRICE:                   ($    ) PER SHARE
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